EXHIBIT 10.1 EXECUTION VERSION US_ACTIVE-133570058.6 FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into as of June 2, 2017, by and among FEDERAL SIGNAL CORPORATION, a Delaware corporation (“US Borrower”), FST CANADA INC., an Ontario corporation (“Non-US-Borrower” and collectively with U.S. Borrower, the “Borrowers” and each a “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (“Administrative Agent”) and the Lenders party hereto (the “Lenders”). RECITALS: A. The Lenders made loans and certain other financial accommodations to the Borrowers as evidenced by that certain Amended and Restated Credit Agreement dated as of January 27, 2016, by and among the US Borrower, certain Foreign Subsidiaries of US Borrower from time to time parties thereto as Non-US Borrowers, the Administrative Agent and the Lenders party thereto (as heretofore amended, modified or supplemented, the “Existing Credit Agreement”). B. The Non-US Borrower became a party to the Existing Credit Agreement and assumed all of the obligations and liabilities of a Non-US Borrower thereunder pursuant to that certain Notice of Non- US Borrower and Assumption Agreement dated as of May 27, 2016, made by the Non-US Borrower in favor of the Administrative Agent and the Lenders party to the Existing Credit Agreement. C. Borrowers hereby request and the Administrative Agent and the Lenders hereby agree, subject to the terms and conditions hereof, to amend the Existing Credit Agreement to inter alia exercise the Incremental Revolving Credit Increase (as defined in the Existing Credit Agreement), provided that Obligations under the Incremental Revolving Credit Increase are to be secured and guaranteed with the other Extensions of Credit on a pari passu basis. NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated into this First Amendment and made a part hereof, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Incorporation of Recitals. Borrowers hereby represent and warrant to the Lenders that the foregoing recitals are: (a) true and correct, and (b) an integral part of this First Amendment. Borrowers and the Lenders hereby agree that all of the Recitals in this First Amendment are hereby incorporated into and made a part hereof. 2. Capitalized Terms. Except as otherwise defined in this First Amendment, each capitalized term used herein shall have the same meaning as that ascribed to it in the Existing Credit Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein. 3. Incremental Revolving Credit Increase. US Borrower hereby elects to establish the Incremental Revolving Credit Increase pursuant to Section 5.13(a)(ii) of the Existing Credit Agreement in the amount of $75,000,000 and notwithstanding any advance notice required under the Existing Credit Agreement, having an Increased Amount Date as of the First Amendment Date (as defined herein). The Revolving Credit Commitment shall be increased by $75,000,000, and the Revolving Credit Loans, as increased, shall be evidenced by amended and restated Revolving Credit Notes made by the US Borrower in favor of each of the Revolving Credit Lenders substantially in the form attached hereto as Exhibit A.

- 2 - 4. Amendments to Existing Credit Agreement. A. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order: “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Credit Party, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bankruptcy Code” means 11 U.S.C. §§ 101 et seq. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “First Amendment” means the First Amendment to the Agreement dated as of the First Amendment Date. “First Amendment Date” means June 2, 2017. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA

- 3 - Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. B. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows: “Alternative Currency Sublimit” means an amount equal to the lesser of the Revolving Credit Commitment and either (i) 100,000,000 Canadian Dollars or (ii) 20,000,000 Euro, as the case may be. In either case, the Alternative Currency Sublimit is part of, and not in addition to, the Revolving Credit Commitment. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to (b) Consolidated Interest Expense paid in cash for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date. “Consolidated Interest Expense” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the US Borrower and its Subsidiaries in accordance with GAAP, interest expense (including, without limitation, interest expense attributable to Capital Lease Obligations and all payment obligations, net of receipts, pursuant to Hedge Agreements related to Indebtedness) for such period. “Consolidated Total Indebtedness” means, as of any date of determination with respect to the US Borrower and its Subsidiaries on a Consolidated basis without duplication, the sum of all Indebtedness of the US Borrower and its Subsidiaries excluding (i) commercial letters of credit, (ii) up to $25,000,000 of standby letters of credit exposure pertaining to workers compensation insurance and (iii) up to $10,000,000 of performance and warranty bonds and standby letters of credit that operate as performance and warranty bonds incurred in the ordinary course of business. Notwithstanding the foregoing, and solely for purposes of calculating “Consolidated Total Indebtedness”, all net obligations of any Person pursuant to clause (h) of the definition of “Indebtedness” shall be limited to net obligations of such Person under any Hedge Agreement that has been terminated but not paid. “Defaulting Lender” means, subject to Section 5.15(b), any Lender that (a) has failed to (i) fund all or any portion of the Revolving Credit Loans, participations in L/C Obligations or participations in Swingline Loans required to be funded by it hereunder within two Business Days of the date such Loans or participations were required to be funded hereunder unless such Lender notifies

- 4 - the Administrative Agent and the US Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the US Borrower, the Administrative Agent, any Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the US Borrower, to confirm in writing to the Administrative Agent and the US Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the US Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 5.15(b)) upon delivery of written notice of such determination to the US Borrower, each Issuing Lender, the Swingline Lender and each Lender. “Revolving Credit Commitment” means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to, and to purchase participations in L/C Obligations and Swingline Loans for the account of, the Borrowers hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 5.13) and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from

- 5 - time to time pursuant to the terms hereof (including, without limitation, Section 5.13). The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders, after giving effect to the making of any Incremental Revolving Credit Increase on the First Amendment Date, shall be $400,000,000. The Revolving Credit Commitment of each Revolving Credit Lender is set forth opposite the name of such Lender on Schedule 1.1(b). C. Section 1.6 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: SECTION 1.6 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) any definition or reference to any Applicable Law, including, without limitation, Anti-Corruption Laws, Anti-Money Laundering Laws, the Bankruptcy Code, the Code, the Commodity Exchange Act, ERISA, the Exchange Act, the PATRIOT Act, the Securities Act of 1933, the UCC, the Investment Company Act of 1940, the Interstate Commerce Act, the Trading with the Enemy Act of the United States or any of the foreign assets control regulations of the United States Treasury Department, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. D. The proviso immediately following clause (a)(ii) of Section 5.13 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: provided that (1) immediately following the First Amendment Date, the total aggregate principal amount for all such Incremental Loan Commitments shall not (as of any date of incurrence thereof) exceed $75,000,000 and (2) the total aggregate amount for each Incremental Loan Commitment (and the Incremental Loans made thereunder) shall not be less than a minimum principal amount of $10,000,000 or, if less, the remaining amount permitted pursuant to the foregoing clause (1). E. Section 7.1 of the Existing Credit Agreement is hereby amended by adding the following sentence immediately following the last sentence thereto: No Credit Party nor any Subsidiary thereof is an EEA Financial Institution. F. Section 7.20 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: SECTION 7.20 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. (a) None of (i) the US Borrower, any Subsidiary or to the Knowledge of the US Borrower any of their respective directors, officers or

- 6 - employees, or (ii) to the Knowledge of the US Borrower, any agent of the US Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Credit Facility, (A) is a Sanctioned Person or currently the subject or target of any Sanctions or (B) has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti- Corruption Laws. (b) The US Borrower and its Subsidiaries have implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the US Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (c) The US Borrower and its Subsidiaries, and to the Knowledge of the US Borrower, each director, officer, employee, agent and Affiliate of the US Borrower and each such Subsidiary, is in compliance with all Anti-Corruption Laws, Anti-Money Laundering Laws in all material respects and applicable Sanctions. (d) No proceeds of any Extension of Credit have been used, directly or indirectly, by any US Borrower or any of its Subsidiaries in violation of Section 8.16. G. Clause (h) of Section 8.2 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: (h) promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable Anti- Money Laundering Laws (including, without limitation, any applicable “know your customer” rules and regulations and the PATRIOT Act), as from time to time reasonably requested by the Administrative Agent or any Lender; and H. Section 8.18 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: Section 8.18 Compliance with Anti-Corruption Laws; Anti-Money Laundering and Sanctions. Each Borrower will maintain in effect and enforce policies and procedures designed to promote and achieve compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. No borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement or the other Loan Documents will violate any Anti-Corruption Laws, Anti-Money Laundering Laws or applicable Sanctions. I. The Existing Credit Agreement is hereby amended by adding a new Section 12.26 as follows: Section 12.26 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA

- 7 - Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. J. Exhibit F to the Existing Credit Agreement is hereby deleted in its entirety and Exhibit F attached hereto is substituted therefor. K. Schedule 1.1(b) (Commitments and Applicable Percentages) of the Existing Credit Agreement is hereby deleted in its entirety and Schedule 1.1(b) attached hereto is substituted therefor. 5. Representations, Warranties and Covenants. Each Borrower hereby represents and warrants to Administrative Agent and the Lenders as of the date hereof as follows: A. no Default or Event of Default has occurred and is continuing under the Existing Credit Agreement or any other Loan Document; B. the representations and warranties of such Borrower in the Existing Credit Agreement and each Loan Document are true and correct in all material respects as of the date hereof, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty is true and correct in all respects, on and as of the date hereof as with the same effect as if made on and as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty made only as of an earlier date that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date); and

- 8 - C. this First Amendment has been duly authorized, executed and delivered on behalf of such Borrower and this First Amendment constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or laws affecting creditor’s rights generally and by general principles of equity. 6. Conditions Precedent. The obligation of Administrative Agent and the Lenders to enter into this First Amendment is subject to the following conditions precedent: A. Each Borrower and each Credit Party shall have entered into, executed and delivered to Administrative Agent a fully executed original of the documents described on Exhibit B to which it is party; and B. All reasonable fees and documented out-of-pocket expenses of Administrative Agent and Wells Fargo Securities, LLC which are required under the Existing Credit Agreement, this First Amendment or the Loan Documents to be paid by the Borrowers shall have been paid in full. 7. Waiver of Claims. Each Borrower hereby acknowledges, agrees and affirms that it currently possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Existing Credit Agreement or any Loan Document or any amendments thereto (collectively, the “Claims”), nor does such Borrower now have Knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Credit Agreement or any Loan Document, as amended hereby, each Borrower hereby unconditionally, irrevocably and unequivocally waives to the extent permitted by applicable law and fully releases any and all such Claims as if such Claims were the subject of a lawsuit (other than the defense of payment in full), adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice. 8. Ratification of Existing Credit Documents. From and after the date hereof, the Existing Credit Agreement and the Loan Documents shall be deemed to be amended and modified as provided herein, and, except as so amended and modified, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect and the Existing Credit Agreement and the applicable provisions of this First Amendment shall be read, taken and construed as one and the same instrument. Each Borrower hereby remakes, ratifies and reaffirms all of its Obligations under the terms of the Existing Credit Agreement and the Loan Documents and any other document to which it is a party evidencing, creating or securing the Loans, as of the date hereof after giving effect to the amendments contained herein including, without limitation, the granting of a security interest thereunder. On and after the date hereof, the term “Credit Agreement” used in any document evidencing the Loans shall mean the Existing Credit Agreement as amended hereby. Nothing in this First Amendment shall constitute a waiver or relinquishment of (a) any Default or Event of Default under any of the Loan Documents, (b) any of the agreements, terms or conditions contained in any of the Loan Documents, (c) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (d) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents. 9. Representation by Counsel. Each Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this First Amendment; that it has read and fully understands the terms hereof, that such party and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this First Amendment, and that it intends to be bound hereby.

- 9 - 10. Third Party Beneficiary; Consents. Each Borrower hereby represents that this First Amendment does not violate any provision of any instrument, document, contract or agreement to which such party is a party, or such Borrower hereby represents that it has obtained all requisite consents under those third party instruments prior to entering into this First Amendment. 11. Counterparts. This First Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this First Amendment shall together constitute one and the same agreement. Delivery of a counterpart to this First Amendment by facsimile or electronic transmission shall constitute delivery of an original counterpart hereto. 12. Governing Law. This First Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this First Amendment or any Loan Document (except, as to any Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of Illinois. 13. Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, arising out of or in any way relating to this First Amendment or any Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Illinois sitting in Cook County, and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Illinois State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. 14. Waiver of Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this First Amendment or any Loan Document in any court referred to in Section 13. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 15. Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1 of the Existing Credit Agreement. Nothing in this First Amendment will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. 16. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)

- 10 - ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT AND THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

[Signature Page to First Amendment to Amended and Restated Credit Agreement] IN WITNESS WHEREOF, the parties hereto have executed this First Amendment dated as of the date first written above. BORROWERS: FEDERAL SIGNAL CORPORATION, as US Borrower By: /s/ Jennifer L. Sherman Name: Jennifer L. Sherman Title: President and Chief Executive Officer By: /s/ Svetlana Vinokur Name: Svetlana Vinokur Title: Vice President, Treasurer and Corporate Development FST CANADA INC., as Non-US Borrower By: /s/ Svetlana Vinokur Name: Svetlana Vinokur Title: Vice President and Treasurer

[Signature Page to First Amendment to Amended and Restated Credit Agreement] ADMINISTRATIVE AGENT, SWINGLINE LENDER, ISSUING LENDER AND LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Brett Rausch __________________ Name: Brett Rausch Title: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement] OTHER LENDERS: JPMORGAN CHASE BANK, N.A. By: /s/ Jonathan M. Deck ________________ Name: Jonathan M. Deck __________________ Title: Authorized Officer__________________

[Signature Page to First Amendment to Amended and Restated Credit Agreement] LENDER: JPMORGAN CHASE BANK, N.A., TORONTO BRANCH By: /s/ Michael N. Tam _________________ Name: Michael N. Tam ___________________ Title: Senior Vice President _______________

[Signature Page to First Amendment to Amended and Restated Credit Agreement] LENDER: KEYBANK NATIONAL ASSOCIATION By: /s/ Marcel Fournier __________________ Name: Marcel Fournier _____________________ Title: Senior Vice President ________________

[Signature Page to First Amendment to Amended and Restated Credit Agreement] LENDER: SUNTRUST BANK By: /s/ Carlos Cruz ______________________ Name: Carlos Cruz ________________________ Title: Vice President ______________________

[Signature Page to First Amendment to Amended and Restated Credit Agreement] LENDER: PNC BANK, NATIONAL ASSOCIATION By: /s/ Kristin Lenda ____________________ Name: Kristin Lenda _______________________ Title: Senior Vice President ________________